UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 18, 2007

HIGH END VENTURES, INC.

(Exact name of registrant as specified in its charter)

COLORADO
(State or other jurisdiction of incorporation or organization)

000-52017 (Commission File Number)	98-0219157 (IRS Employer Identification Number)

Nadir Walji, Chief Executive Officer
2610-1066 West Hastings Street, Vancouver, British Columbia Canada V6E 3X2
(Address of principal executive offices)

(604) 602-1717
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 18, 2007, High End Ventures, Inc., (“High End”) entered into a Business Combination Agreement (“Combination Agreement”) with The Electrolinks Corporation (“Electrolinks”) whereby High End intends to acquire 100% of the outstanding ownership or right to ownership of Electrolinks through the amalgamation of Power Grid Networks Ltd. (“Power Grid”), a wholly owned subsidiary of High End formed solely to consummate the acquisition, and Electrolinks in exchange for an aggregate of 21,584,183 shares of High End’s common stock subject to the following conditions:

▪	High End changes its name to “Electrolinks International Corp.”;
▪	High End and Electrolinks each obtain stockholder approval of the Combination Agreement;
▪	High End’s election of two nominees proposed by Electrolinks to its board of directors;
▪	High End entering into a voting agreement with certain of the shareholders of Electrolinks; and
▪	High End and Electrolinks each satisfy customary representations and warranties relating to the Combination Agreement

On consummation of the transaction Electrolinks would be amalgamated with Power Grid and continued as a wholly-owned subsidiary of High End.

The closing of the transaction is expected to take place as soon as is practicable on each party obtaining stockholder approval.

Electrolinks was formed in Ontario, Canada on March 24, 2004 as a development stage company focused on becoming a Full Service Broadband over Power Line (“BPL”) based telecommunications integrator that will offer “Smart Grid” BPL solutions to power utilities over any form of existing electrical infrastructure. Electrolinks’ application of existing technology will allow customers to monitor and manage distribution networks from remote locations down to the individual customer level. Electrolinks also intends to offer a suite of services and solutions that will utilize BPL applications to provide professional services, network integration and outsourcing, business intelligence and network operations.

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ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On October 23, 2006 High End and Electrolinks entered into a Securities Exchange Agreement and Plan of Exchange (“Exchange Agreement) whereby High End was to acquire Electrolinks as a wholly owned subsidiary in exchange for an aggregate of 20,500,000 shares, subject to stockholder approval, and the satisfaction of certain conditions. Due to legal considerations relevant to the structure of the anticipated transaction High End and Electrolinks mutually agreed not to proceed with the Exchange Agreement on September 18, 2007. No penalties attached to either party as a result of the termination of the Exchange Agreement.

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ITEM 9.01	Financial Statements and Exhibits

(c)	The following exhibit is filed herewith:

Exhibit No.	Page No.	Description

10 Attached	Business Combination Agreement dated September 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGH END VENTURES, INC.	DATE

By: /s/ Nadir Walji	September 25, 2007

Name: Nadir Walji

Title:	Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer

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